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                                                                  EXHIBIT 10.3.1


                       AMENDMENT TO EMPLOYMENT AGREEMENT
               BETWEEN JAKKS PACIFIC, INC. AND STEPHEN G. BERMAN


     The Employment Agreement dated January 1, 1998 between JAKKS Pacific, Inc. and Stephen G. Berman (the "Employment Agreement;" capitalized terms are used herein as defined in the Employment Agreement) is hereby amended as follows:

     1. The term of Executive's employment under the Employment Agreement is extended from December 31, 2001 to December 31, 2009 and, for this purpose,
Section 1.2 of the Employment Agreement is amended by replacing "2001" with "2009."

     2. The Executive's employment as Executive Vice President of the Company shall terminate and he shall be employed to serve as the Company's President and, for this purpose, Section 2 of the Employment Agreement is amended by deleting "Executive Vice."

     3. Pursuant to Section 4 of the Employment Agreement, Executive's annual base salary is increased to $496,000 in 1999.

     4. This Amendment shall be effective as of January 1, 1999 and the Employment Agreement, as so amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Executive have duly executed this Amendment as of January 1, 1999.




                                        JAKKS PACIFIC, INC.


                                        By: /s/ JACK FRIEDMAN
                                           -------------------------
                                            Jack Friedman
                                            Chief Executive Officer



                                            /s/ STEPHEN G. BERMAN
                                           -------------------------
                                            Stephen G. Berman